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                                                                   EXHIBIT 10.18

                                    GUARANTY

     For value received, Verilink Corporation, a Delaware corporation, hereby guarantees the performance by Baytech Associates, a California general partnership ("Baytech") of Baytech's obligations under the Lease between Baytech and IDEC Corporation of 161 Nortech Parkway, San Jose, California, dated September 30, 1996.


     Dated: September 30, 1996               VERILINK CORPORATION

                                             By:   [SIG]
                                                ------------------------

                                             Title:  President
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